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                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities

                    Exchange Act of 1934 (Amendment No. 1)

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[X]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         BALDWIN PIANO & ORGAN COMPANY
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               (Name of Registrant as Specified In Its Charter)

              Kenneth W. Pavia, Sr./Bolero Investment Group, L.P.
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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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Notes:



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     The information concerning one of the proposed nominees, Mr. Edward
McDonnell, set forth in the Rule 14a-11 material filed with the Securities and Exchange Commission on November 21, 1996, is hereby amended to read as follows:

Mr. Edward McDonnell. Mr. McDonnell currently serves as Senior Advisor to Seagrams Company LTD and MCA. He previously served as a director and executive vice-president of Seagrams and as executive vice-president of the Pillsbury Company.